Cash and cash equivalents	12 Months Ended
Dec. 31, 2021
Cash and cash equivalents

11. Cash and cash equivalents

	2021	2020
Reverse repurchase agreement in foreign currency	1,115,805	1,783,988
Short-term investments	1,412,901	407,520
Bank balances	174,142	142,934
Other cash and cash equivalents	2,827	9,338
Total	2,705,675	2,343,780

Cash and cash equivalents are held to meet short-term cash needs and includes deposits with banks and other short-term highly liquid investments with original maturities of three-months or less and with an immaterial risk of change in value.

The reverse repurchase agreements and short-term investments are mainly in Brazilian Reais, and its average rate of remuneration as of December 31, 2021, and 2020 is substantially 98.7% and 100% of the Brazilian CDI rate, respectively, which is set daily and represents the average rate at which Brazilian banks were willing to borrow/lend to each other for one day.